Exhibit 10.1

Execution Version

FOURTH AMENDMENT

THIS FOURTH AMENDMENT, dated as of May 18, 2021 (this “Amendment”), to the Existing Credit Agreement referred to below, is among SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“STX” or “Seagate plc”), SEAGATE HDD CAYMAN, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Borrower”), and THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”) on behalf of the Lenders (such capitalized terms, and other terms used in this preamble or the recitals, to have the meaning provided in Article I).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of February 20, 2019 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as further amended, supplemented, amended and restated or otherwise modified, the “Credit Agreement”), among STX, the Borrower, the Lenders and the Administrative Agent, the Lenders have extended and have agreed to continue to make Loans to the Borrower, the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrower and the other Finance Parties that are counterparties to the Platinum Leases have agreed to continue to provide Platinum Leases to STX, the Borrower or the Subsidiaries;

WHEREAS, STX has advised the Administrative Agent and the Lenders that it intends to consummate the Successor Transaction;

WHEREAS, in connection with the Successor Transaction, and subject to and conditioned upon the occurrence of the Scheme Effective Date (as defined in the Proxy Statement (as defined below)), STX and the Borrower have requested, subject to the terms and conditions hereinafter set forth, that the Existing Credit Agreement be amended in certain respects as set forth below; and

WHEREAS, pursuant to Section 6.15 of the Existing Credit Agreement the Lenders have consented to, and have authorized and directed the Administrative Agent to execute and deliver, this Amendment on their behalf without any further consent of the Lenders.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings:

“Amendment” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Fourth Amendment Effective Date” is defined in Section 3.1.

SECTION 1.2. Credit Agreement Defined Terms. Unless otherwise defined herein or the context otherwise requires, terms defined in the Credit Agreement and used in this Amendment shall have the meanings given to them in the Credit Agreement.

ARTICLE II

AMENDMENTS OF THE EXISTING CREDIT AGREEMENT

Effective on the Fourth Amendment Effective Date the Existing Credit Agreement is hereby amended in accordance with the terms of this Article.

SECTION 2.1. Amendments to Article I. Article I of the Existing Credit Agreement is amended in accordance with Sections 2.1.1 through 2.1.3.

SECTION 2.1.1. Section 1.01 is amended by inserting the following definitions in the appropriate alphabetical order:

“Fourth Amendment” means the Fourth Amendment, dated as of May 18, 2021, to this Agreement, among the Borrower, STX, and the Administrative Agent on behalf of the Lenders.

“Fourth Amendment Effective Date” is defined in the Fourth Amendment.

“Parent Guarantee” means a guarantee by STX, Seagate plc or other parent entity of the Borrower, as applicable.

“Seagate plc” means Seagate Technology public limited company, a public limited company incorporated under the laws of Ireland.

SECTION 2.1.2. Section 1.01 is further amended as follows:

(a) The definition of “Guarantors” is amended by (i) replacing the word “STX” appearing in the first line thereof with “Seagate plc” and (ii) deleting the word “SGT” appearing in the first line thereof.

(b) The definition of “Loan Documents” is amended in its entirety to read as follows:

“Loan Documents” means this Agreement, the Guarantee Agreements, any Revolving Increase Amendment, any Promissory Notes and any other document or instrument executed and delivered by any Loan Party that by its terms states that it is a Loan Document, and in each case any amendments, restatements, supplements or modifications to any of the foregoing.

(c) The definition of “Senior Note Documents” is amended in its entirety to read as follows

“Senior Note Documents” means the indentures under which the Senior Notes are issued and all other instruments, agreements and other documents evidencing or governing the Senior Notes or providing for any Guarantees in respect thereof from STX, Seagate plc, the Borrower or any Subsidiary, as applicable.

(d) The definition of “SGT” is deleted in its entirety.

(e) The definition of “STX” is amended in its entirety to read as follows:

“STX” means, except as otherwise expressly provided in any Loan Document, (i) at all times, and with respect to all events, actions or circumstances, prior to the Fourth Amendment Effective Date, Seagate Technology plc, a public limited company incorporated under the laws of Ireland, and (ii) on and following the Fourth Amendment Effective Date, Seagate Technology Holdings plc, a public limited company incorporated under the laws of Ireland.

(f) The definition of “Subsidiary” is amended in its entirety to read as follows:

“Subsidiary” means any subsidiary of STX or Seagate plc, as applicable, other than the Borrower.

SECTION 2.1.3. Section 1.04 is amended by adding the following at the end of such Section:

Consolidated Cash Interest Expense, Consolidated EBITDA and Consolidated Net Income for any period shall be determined by aggregating (without duplication) the results of Seagate plc and its Subsidiaries for all relevant periods ending prior to the Fourth Amendment Effective Date (determined in accordance with such definitions and as if the references to “STX” therein are to Seagate plc) with those of Seagate Technology Holdings plc and its Subsidiaries for all periods ending on or after the Fourth Amendment Effective Date.

SECTION 2.2. Amendments to Article III. Article III of the Existing Credit Agreement is amended in accordance with Sections 2.2.1 through 2.2.5.

SECTION 2.2.1. Clauses (a) and (b) of Section 3.04 are amended by deleting the word “STX” each time it appears in such clauses, and in each case inserting “Seagate plc” in its place.

SECTION 2.2.2. Section 3.11 is amended in its entirety to read as follows:

The reports, financial statements, certificates or other written information furnished by or on behalf of STX, Seagate plc or the Borrower, as applicable, to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished), taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading, provided that, (a) with respect to projected financial information, STX and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time and (b) with respect to information regarding the hard disc drive market and other industry data, STX and the Borrower represent only that such information was prepared by third-party industry research firms, and although STX and the Borrower believe such information is reliable, STX and the Borrower cannot guarantee the accuracy and completeness of such information and have not independently verified such information. As of the Effective Date, the information included in the Beneficial Ownership Certification, to the knowledge of STX and the Borrower (if such certification was required to be delivered by the Administrative Agent) is true and correct in all respects.

SECTION 2.2.3. Section 3.12 is amended by deleting the word “STX” in such Section and inserting “Seagate plc” in its place.

SECTION 2.2.4. The first sentence of Section 3.13 is amended by deleting the word “STX” in such sentence, and inserting “Seagate plc” in its place.

SECTION 2.2.5. The first sentence of Section 3.14 is amended by deleting the word “STX” each time it appears in such sentence, and in each case inserting “Seagate plc” in its place.

SECTION 2.3. Amendment to Article VI. Article VI of the Existing Credit Agreement is amended in accordance with Section 2.3.1.

SECTION 2.3.1. Clause (b) of Section 6.02 is amended by deleting the word “STX” in such clause, and inserting “Seagate plc” in its place.

SECTION 2.4. Amendment to Article IX. Article IX of the Existing Credit Agreement is amended in accordance with Section 2.4.1.

SECTION 2.4.1. Section 9.12 is amended by adding “, Seagate plc” immediately following “STX” each time it appears in such Section.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. This Amendment shall become effective as of the Scheme Effective Time (as defined in the Proxy Statement (as defined below)) automatically upon the date (the “Fourth Amendment Effective Date”) when each of the conditions set forth in this Article shall have been satisfied.

SECTION 3.1.1. Execution of Counterparts. The Administrative Agent shall have received copies of this Amendment, duly executed and delivered by an authorized officer or representative of STX and of the Borrower, and by the Administrative Agent on behalf of the Lenders.

SECTION 3.1.2. Joinder Agreement. Prior to or contemporaneous with the effectiveness of this Amendment, the Administrative Agent shall have received the Joinder and Assumption Agreement, in form and substance satisfactory to it, duly executed and delivered by an authorized officer of Seagate Technology Holdings plc, a public limited company incorporated under the laws of Ireland, and by the Administrative Agent.

SECTION 3.1.3. Consummation of Successor Transaction. The Successor Transaction described in the Proxy Statement filed with the SEC by Seagate plc on March 3, 2021 (the “Proxy Statement”) shall have been consummated and the Scheme Effective Date (as defined in the Proxy Statement) shall have occurred in all material respects in accordance with the Proxy Statement description.

ARTICLE IV

MISCELLANEOUS PROVISIONS

SECTION 4.1. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, STX and the Borrower represent and warrant to the Lenders and the Administrative Agent that as of the date hereof:

(a) all of the statements set forth in clause (a) of Section 4.02 of the Existing Credit Agreement are true and correct;

(b) no Default has occurred and is continuing, or will result from this Amendment;

(c) this Amendment constitutes the legal, valid and binding obligation of STX and the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity and an implied covenant of good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law in accordance with its terms; and

(d) no authorizations, consents, or approvals by any Person are required for the execution and delivery by, or for the effectiveness or enforceability against, any Loan Party of this Amendment except such as have been made or obtained and are in full force and effect.

SECTION 4.2. Effect of Amendment. The parties hereto agree as follows:

(a) This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Existing Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or any Lender under any of the Loan Documents except as expressly stated herein. Except as expressly amended hereby, the provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

(b) On and after the Fourth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Existing Credit Agreement in any other Loan Document shall be deemed a reference to the Existing Credit Agreement as amended hereby. This Amendment, executed pursuant to the Existing Credit Agreement, shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

SECTION 4.3. Fees and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses arising in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 4.4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 4.6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, each of which when executed and delivered shall be deemed an original, and all such counterparts taken together shall be deemed to constitute one and the same document. Delivery of an executed counterpart of a signature page to this Amendment by electronic signature, facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 4.7. Lenders Agreement to Actions by Seagate plc. The Lenders and the Administrative Agent agree that to the extent that Seagate plc took any action or any event or condition existed prior to the Fourth Amendment Effective Date that was permitted under the Existing Credit Agreement prior to the Fourth Amendment Effective Date, such action, event or condition shall continue to be permitted for all purposes under the Existing Credit Agreement and the Loan Documents notwithstanding anything to the contrary in this Amendment or the Existing Credit Agreement as amended by this Amendment.

SECTION 4.8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. STX AND THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, TO THE SAME EXTENT SET FORTH IN SECTION 9.09(b) OF THE CREDIT AGREEMENT.

SECTION 4.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Existing Credit Agreement to be duly executed and delivered as of the day and year first above written.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By: /s/ Walter Chang
Name: Walter Chang
Title: Treasurer

SEAGATE HDD CAYMAN

By: /s/ Walter Chang
Name: Walter Chang
Title: Treasurer

THE BANK OF NOVA SCOTIA, in its capacity as the Administrative Agent on behalf of the Lenders

By: /s/ Khrystyna Manko
Name: Khrystyna Manko
Title: Director